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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          Smart Games Interactive, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                                 PROXY STATEMENT

INTRODUCTION

         The last Annual Meeting was convened on August 21, 1996. In 1997 and 1998, no Annual Meetings were convened. Before discussing the present proxy, a discussion of the pivotal events in the Company's history during 1997 and 1998 would appear to be in order.

         Following stockholder approval at the Annual Meeting in 1996, the Company was reincorporated as "Smart Games Interactive, Inc." in October, 1996 in Delaware. On February 14, 1997, the Company filed an SB-2 Registration with the SEC. By this time, the stock was trading on the OTC Bulletin Board. Through this Registration, the Company sought to register 18,165,198 shares at a proposed maximum offering price of $0.20 per share. If successfully closed, this Offering sought to raise $3,633,039.60. Unfortunately, this Offering could not be sold and it was later withdrawn. The failure to raise this additional capital had a material adverse impact upon the Company. In September of 1997, the Company's operations ceased and the Company became dormant. From September of 1997 up to the present time, the Company has been out of business.

         The Board was presented with three options. It could seek to have its corporate entity dissolved, it could look for protection from the bankruptcy court, or it could look for a healthy company that would be interested in going public through an acquisition and then a Reverse Merger with Smart Games Interactive, Inc. Clearly, from the standpoint of the Company's creditors and its shareholders, the third option was the clear preference. The Company would remain in business because its corporate charter would continue as the corporate charter of the surviving corporation, due to the fact that Smart Games Interactive, Inc. would acquire this healthy private business, and the assets of the private business would transfer to the Company; but management of the Company would shift as well and the management of this private healthy company would assume control of Smart Games Interactive, Inc. and change its name.

         While still in business, Brandmakers, Inc. purchased golf clubs and sensor pads from Smart Games Interactive, Inc. The former C.E.O. of Smart Games Interactive, Inc. contacted Brandmakers, Inc. and asked if Brandmakers, Inc. would be interested in becoming a public company through an Acquisition and Reverse Merger with Smart Games Interactive, Inc. A meeting was arranged in April, 1998 and Brandmakers, Inc. elected to proceed. From April of 1998 to February of 1999, Brandmakers contacted all of the Company's creditors. Most of the Company's creditors signed a standard Release and accepted a Promissory Note from Bandmakers for a percentage of their unpaid debt. The Company's largest creditor, Miles Rubber, agreed to sell Brandmakers its Judgment over substantially all of the Company's property, but required firm undertakings and a Security Agreement in return. Brandmakers also paid for audits of the Company's books. On February 2, 1999, the Board of the Company formally approved of the merger and further recommended approval to the stockholders. Also at this time, past due reports were prepared for filing with the Securities and Exchange Commission in preparation for a proxy seeking shareholder approval of the merger.

PROXY SOLICITATION

         This proxy statement is being mailed to all known Stockholders of Smart Games Interactive, Inc. (f/k/a Sports Sciences, Inc.), hereafter ("Smart Games" or the "Company") commencing on or about __________, 1999, in connection with the solicitation by Brandmakers, Inc., ("Brandmakers") of proxies to be voted at an Annual Meeting of Stockholders (the "Meeting") to be held in ___________, _______ on ______, ______, 1999, and at any adjournment thereof from said meeting. The Meeting has been called by Brandmakers pursuant to Section 312(h) of the General Corporation Law of Delaware for the purpose of considering a plan proposed by Brandmakers (the "Plan") whereby the Company will first acquire Brandmakers, thereby effecting a business combination transaction with a suitable privately-held company, then pursuant to a plan of reorganization and merger, management of Brandmakers will assume control of the surviving company, Smart Games Interactive, Inc.

         Proxies will be voted in accordance with the directions specified thereon and do not confer discretionary authority on any person. Any proxy on which no direction is specified will be voted in favor of all proposals. A Stockholder may revoke a proxy at any time prior to the start of the meeting by
(1) delivering to Brandmakers a written notice of revocation, of (2) delivering to Brandmakers a signed proxy of a later date or by (3) appearing at the Meeting and voting in person. Notices of revocation and replacement Proxies that are not actually received by Brandmakers prior to the start of the meeting will be void and of no force and effect.

         As of December 31, 1997, there were 12,648,244 shares of Common Stock issued and entitled to vote. Each share of Common Stock entitles the holder to one vote on each matter presented for consideration by the Stockholders. Under the Company's By-Laws, the presence, in person or by proxy, of shares entitled to cast a combined total of 6,324,122 votes or 50% of the shares issued and outstanding will constitute a quorum. According to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, there are 230 stockholders entitled to vote. With the exception of Brandmakers, Inc., no stockholder has indicated a pre-approval of the proposals described in this Proxy Statement.

         The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date (the "Quorum"). Shares that are voted "FOR", "AGAINST" or "ABSTAIN" in any matter are treated as being present at the meeting for purposes of establishing the Quorum, but only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Meeting (the "Votes Cast") with respect to a particular matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

PRIOR BLANK CHECK OFFERINGS

         There have been no previous blank check offerings made by the Company. Since becoming dormant, the Company has opened discussions with only Brandmakers, Inc.

PREFATORY NOTE TO THE PLAN

         In structuring a Plan for a suitable business combination transaction, the following ingredients must be present. First, there must be an optimal capital structure. Second, the Plan must provide for the payment of finders fees and other costs in the event that a suitable business combination transaction is identified and a combination transaction is negotiated. Third, the Plan must provide for significant payments to Brandmakers and it should confer upon Brandmakers the requisite authority to negotiate a suitable combination transaction.

BRANDMAKERS PLAN

     Brandmakers has developed a plan (the "Plan") whereby the Company will be restructured and its previously incurred indebtedness will either be settled or assumed, for the purpose of effecting a business combination transaction with Brandmakers, Inc. a privately-held company that has both business history and operating assets. If this Plan is successfully implemented, you may be able to salvage some of the value that your Smart Games shares once represented. However, Brandmakers cannot go forward with the Plan without first obtaining stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

PROPOSED PLAN

     Although still in good standing with the State of Delaware, Smart Games has no employees and no income from operations. Smart Games does have liabilities. The Company has not engaged in any business activities since September, 1997. Brandmakers believes that it may be possible to recover some value for the Stockholders through the adoption and implementation of a Plan whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with Brandmakers, Inc.

     Brandmakers proposes that the Company offer Brandmakers, Inc. the opportunity to acquire a controlling ownership interest in Smart Games Interactive at substantially less cost than would otherwise be required for conducting an initial public offering. Brandmakers is not aware of any empirical statistical data that would independently confirm or quantify Brandmaker's beliefs concerning the perceived value of a merger or acquisition transaction for the owners of a suitable privately-held company such as Brandmakers. The owners of any existing business selected for a business combination with the Company will incur significant costs and expenses, including the costs of preparing this Proxy and the required business combination agreements and related documents, the costs of preparing the Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with any future reporting under the Exchange Act and registrations under the Securities Act.

     If the Plan of Brandmakers is approved by the Stockholders, the Company's debt will be completely restructured and assumed by Brandmakers and the Company itself will be fully reactivated by merging all the existing operations of Brandmakers into the Company. [See Brandmakers Existing Operations] This part of the Plan is termed the Acquisition of Brandmaker.

     Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Brandmakers has previously been successful in identifying suitable privately-held companies without the benefits of a public vehicle, and anticipates that the Company will be able to pursue both its existing business endeavors more effectively while also permitting Brandmakers to become more effective in attracting and consolidating future business ventures. The existing businesses of Brandmakers, like Smart Games Interactive, is primarily grounded in businesses which rely upon breaking computer technology in areas such as recreation and the Internet. Because Brandmakers has acquired ten such businesses, unlike the prior operations of the Company, Brandmakers' diversification permits the Company to offset potential losses from one venture against gains from another. Moreover, because Smart Games Interactive is saddled with substantial debt and lacks any meaningful financial, managerial or other resources, without the assistance of a firm such as Brandmakers, Brandmakers believes the Company will not be viewed as a suitable business combination partner for either developing companies or established business that are in need of substantial additional capital.

BRANDMAKERS EXISTING OPERATIONS

         Brandmakers, Inc. operates its corporate headquarters at 1325 Suite C, Capital Circle N.W., Lawrenceville, Georgia 30043. Its telephone number is (770) 338 1958 and its telecopier phone number is (770) 338 9331. Brandmakers' email address is brandmks@mindspring.com. All of the assertions which follow regarding the products and the divisions of Brandmakers are based upon the belief of Brandmakers' management. Presently, the Company products consist of the following.

MAILSTART - THE INTERNET DIVISION OF BRANDMAKERS

      INTRODUCTION Mailstart was founded in 1997 and acquired by Brandmakers in June of 1998. Mailstart is similar to Hotmail Corporation, the firm recently acquired by Microsoft. Like Hotmail Corporation, Mailstart integrates the core functionality of text-based email messages with the multimedia and global access capabilities of the World Wide Web to enable a customer to gain access to the Internet from any place in the world to all current email boxes from any Internet enabled computer. Mailstart serves as a virtual gateway to your POP3 email accounts, providing the ability to remotely check, send, reply, forward or delete any email message you may have waiting for you at your own local server. Mailstart allows other sites to utilize and customize its POP3 email access solution through two different programs known as Form Control and Template Program. These programs are ideal for sites needing a low cost universal email access solution for their users. Participation in the Form Control Program is free and requires minimal effort by the participant.

         Mailstart is introducing a new product called Mailstart Plus. Mailstart Plus will offer additional features such as multiple email address support, zero wait technology, folders, trashcan, message, status tracking, MIME Encoded attachment handling, signature file, address book, multiple resolution support and content sensitive help system.

         Internet Browsers The usage of the Internet is growing rapidly and public browsers will increase in popularity. There are 75 million E-mail addresses and the numbers are increasing


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daily. Five prototypes for browsers are in the field. Brandmakers is deciding upon the software to use on a permanent basis. Discussions are also being held with an internet service provider.

     COMPETITION The market for Internet products and services is highly competitive and competition is expected to continue and increase significantly. In addition, the Company expects the market for Web-based advertising to be intensely competitive. There are no substantial barriers to entry in these markets and the Company expects that competition will continue to intensify. Although the Company currently believes that the diverse segments of the Internet market will provide opportunities for more than one supplier of products and services similar to the email products offered by Mailstart, it is possible that a single supplier may dominate one or more market segments. The Company hopes to achieve sufficient size and economies of scale so as to compete with a dominating or predator-type adversary before this occurs.

     The Company competes with other providers of online email services. Other companies, most notably Hotmail, offer competitive products and services which address email access to the Web from remote locations. The Company also faces competition from providers of software and other Internet products and services that incorporate search and retrieval features into their offerings. For example, web browsers offered by Netscape and Microsoft, which are the most widely used browsers, incorporate buttons in their browser and similar features that direct search traffic to competing services, including those that may be developed or licensed by such parties. Entities that sponsor or maintain high-traffic Web sites or that provide an initial point of entry for Internet users, such as the Regional Bell Operating Companies or Internet Service Providers such as Microsoft and AOL, currently offer and could further develop, acquire or license Internet search and navigation functions that will introduce additional competition into this market. Microsoft intends to offer additional Internet search engines and directory services that will be made available in the near future. It is likely that such search and directory services will be tightly integrated into the Microsoft operating system, called the Internet Explorer. Microsoft may promote such services within the Microsoft network through other end-users services such as Web-TV. Insofar as Microsoft's Internet navigational offerings may be more conveniently accessed by users than those of the Company, this may provide Microsoft with significant competitive advantages that could have a material adverse effect upon the Company's prospects for success. A large number of Web sites and online services (including, among others, the Microsoft Network, AOL, and other Web navigation companies such as Excite, Lycos and Infoseek), offer email services that are competitive with the services offered by Mailstart. Many of these existing competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than the Company. In addition, providers of Internet tools and services may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies, such as Microsoft or Netscape. Greater competition resulting from such relationships could have a material adverse effect on the Company's business, operating results and financial condition.

    The Company expects to face competition in the various special interest, demographic and geographic markets addressed by media properties that are under development. This competition may include companies that are larger and better capitalized than the Company and that have expertise and established brand recognition in these markets. There can be no assurance that the Company's competitors will not develop Internet email products and services that are superior to those of the Company or that achieve greater market acceptance than the Company's offerings. Moreover, a number of the Company's current advertising customers, licensees and partners have also established relationships with certain of the Company's competitors, and future advertising customers, licensees and partners may establish similar relationships.

         The Company also competes with online services and other Web site operators, as well as traditional offline media such as television, radio and print for a share of advertiser's total advertising budgets. The Company believes that the number of companies selling Web-based advertising and the available inventory of advertising space have increased substantially during recent periods. Accordingly, the Company may face increased pricing pressure for the sale of advertisements. There can be no assurance that the Company will be able to compete successfully against its current and future competitors or that competition will not have a material adverse effect on the Company's business, operating results and financial condition.

         The Company believes that the principal competitive factors in its markets are ease of use, comprehensiveness, independence, quality and responsiveness to computer commands, and access to other end users. Competition among current and future suppliers of Internet navigational and informational services, high traffic Web sites and Independent Service Providers, as well as competition for other media for advertising placements, could result in significant price competition and reductions in advertising revenues. Moreover, nearly all of the Company's current and potential competitors have significantly greater financial, technical, marketing, distribution and other resources than the Company. There can be no assurance that the Company will be able to compete successfully against current and future sources of competition or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, operating results and financial condition.

         DEPENDENCE ON GROWTH OF INTERNET Mailstart's future success is substantially dependent upon continued growth in the use of the Internet and the Web. Rapid growth in the use of and in the Internet and the Web is a recent phenomenon. The Internet may not prove to be a viable commercial marketplace for a number of reasons, including lack of acceptable security technologies, potentially inadequate development of the necessary infrastructure, such as a reliable network backbone, or timely development and commercialization of performance improvements, including high speed modems. To the extent that the Internet continues to experience significant growth in the number of users and level of use, there can be no assurance that the Internet infrastructure will continue to be able to support the demands placed upon it by such potential growth or that the performance or reliability of the Web will not be adversely affected by this continued growth. The Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services to support the Internet also could result in slower response times and adversely affect usage of the Web and the Company's online marketing program. If use of the Internet does not continue to grow, or if the Internet infrastructure does not effectively support growth that may occur, Mailstart's business, operating results and financial condition would be materially and adversely affected.

         There is intense competition in the sale of advertising on the Internet, including competition from other email services as well as other high-traffic sites, which has resulted in a wide range of rates quoted by different vendors for a variety of advertising services, which makes it difficult to project future levels of Internet advertising revenues that will be realized generally by any specific company. Competition among current and future suppliers of Internet navigational services or Web sites and advertising placements could result in significant price competition, reduced pricing for Internet advertising and reductions in the Company's advertising revenues. There also can be no assurance that the Company's advertising customers will accept the internal and third-party measurements of impressions received by advertisements on the Company's web site. There is also no assurance that the advertisements may not contain errors.

     To remain competitive, the Company must continue to enhance and improve responsiveness, functionality, features and content of its main product, which is remote access for email. There can be no assurance that the Company will successfully maintain competitive user response times or implement new features and functions, such as greater levels of user personalization, localized content filter and information delivery through "push" methods, which will involve the development of increasingly complex technologies.

    A key element of the Company's business strategy is the development and introduction of new email products targeted for specific interest areas, user groups with particular demographic characteristics and geographic areas. There can be no assurance that the Company will be successful in developing, introducing and marketing such products or media properties or that such products and media properties will achieve market acceptance, enhance the Company's brand name recognition or increase traffic. The Company depends substantially on third party efforts in the development and operation of these new media properties. The introduction of new media properties also may be subject to delays that may negatively affect advertising revenues and the Company's competitive position. Furthermore, enhancements of or improvements to its email service may contain undetected errors that require significant design modifications, resulting in a loss of customer confidence and user support and a decrease in the value of the Company's brand name recognition. Any failure of the Company to effectively develop and introduce these properties, or failure of such properties to achieve market acceptance, could adversely affect the Company's business, results of operations and financial condition. The market for Internet products and services is characterized by rapid technological developments, evolving industry standards and customer demands, and frequent new product introductions and enhancements. These market characteristics are exacerbated by the emerging nature of this market and the fact that many companies are expected to introduce new Internet products and services in the near future. Mailstart's future success will depend in significant part on its ability to continually improve the performance, features and reliability of its software and other properties in response to both evolving demands of the marketplace and comptetitive product offerings, and there can be no assurance that Mailstart will be successful in doing so.

     GOVERNMENT REGULATION Mailstart is not currently subject to direct regulation by any governmental agency in the United States, other than regulations applicable to businesses generally, and there are currently few laws or regulations directly applicable to access to or governing commerce upon the Internet. Due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, covering issued such as user privacy, pricing and characteristics and quality of products and services. For example, although the Communications Decency Act was held to be unconstitutional, there can be no assurance that similar legislation will not be enacted in the future and it is possible that such legislation could expose Mailstart to substantial liability. Such legislation could also dampen the growth in the use of the Web generally and decrease the acceptance of the Web as a communications and commercial medium, and could, thereby, have a material adverse effect on the Company's business, results of operations and financial condition. Other nations, including Germany, have taken actions to restrict the free flow of material deemed to be objectionable on the Web. In addition, several telecommunications carriers are seeking to have telecommunications over the Web regulated by the Federal Communications Commission [the "FCC"] in the same manner as other telecommunications services. For example, America's Carriers Telecommunications Association ("ACTA") has filed a petition with the FCC for this purpose. In addition, because the growing popularity and use of the Web has burdened the existing telecommunications infrastructure and many areas with high Web use have begun to experience interruptions in phone service, local telephone carriers, such as Pacific Bell, have petitioned the FCC to regulate ISPs and OSPs in a manner similar to long distance telephone carriers and to impose access fees on the ISPs and OSPs. If either of these petitions is granted, or the relief sought therein is otherwise granted, the costs of communicating on the Web could increase substantially, potentially slowing the growth in use of the Web, which could in turn decrease the demand for the Company's products and media properties. Moreover, the applicability to the Internet of the existing laws governing issues such as property ownership, copyright defamation, obscenity and personal privacy is uncertain, and the Company may be subject to claims that its services violate such laws. Any such new legislation or regulation or the application of existing laws and regulations to the Internet could have a material adverse effect on the Company's business, operating results and financial condition.

BRANDMAKERS GAMING DIVISION

         Virtual Reality Golf Brandmakers produces a large, computerized golf game with a 34 inch monitor screen and mat. The player uses a golf club and thanks to images projected on the television's screen, hits a fictional ball and plays a round of golf on any one of fifteen world renown golf courses diplayed on the monitor with excellent graphics. The patented club with a wand activates the ball on the screen when passing over the patented sensor pad. The software is sufficiently sophisticated to ascertain the difference between driving, pitching or putting. The golf game has been a major contributor to sales for Brandmakers over the past two years. The potential market includes sales to affluent individuals for home use, corporate recreation centers and vending distributors.

         Skill Machines Brandmakers has machines in inventory and will make a decision on how and when to place these machines where they are legal. [See Government Regulation] Licenses are required in Georgia and equipment may be used for redemption only with a maximum of $5.00 per ticket.

         Laser Cue Brandmakers is in the process of obtaining production quotes for this cue that will be advertised and highlighted in a video as a training cue. This project is several months behind schedule, after having rejected three prototypes made by the "experts". Brandmakers finally decided on the material to be used for the shaft as well as the appropriate construction to make the cue strong and professional in appearance. A company in Taiwan is interested in producingthe cue and it now appears that cues will not be available for sale until October, 1999.

      Mario Nintendo Arcade Game This is a dual laser gun game, which will have significant appeal to the young with movement of Mario, a Dragon, Dolphins and other targets. This product is ideal for pizza places such as Chuck E Cheese, for arcades and for Carnivals. It has worldwide appeal. The prototype requires more capital so at this time, there is no date for production.

BRANDMAKERS VENDING DIVISION

     Dual Vend Prepaid Phone Card Machines Brandmakers two column machines are priced at the very low end of the market. Our dispensing mechanisms were acquired inexpensively and allow us to maintain this pricing, although design improvements in the cabinet and circuit board will lead to a small price increase. We will advertise these machines in the last half of 1999.

      Postcard Machines Brandmakers may be the only firm manufacturing postcard vending machines. Postage is added so the cards are ready to mail, which is quite a convenience. We anticipate that these machines will do reasonably well in resort areas.

     Computer Disk Dispenser Brandmakers currently has two machines at Colleges dispensing computer disks and copycards (cards to insert in copying machines to make copies). Brandmakers can also add a column to dispense prepaid phone cards or dispense the phone cards instead of copy cards. Two other colleges have these machines which dispense computer disks only from two columns. Research indicates computer labs in colleges and universities will be our primary market and sales commenced in April, 1999. Colleges advise us that no one makes a dispenser of computer disks and that is the primary reason we are entering that market.

ADDITIONAL BRANDMAKER DIVISIONS

     Hospitality Innovators This firm was founded in 1994 and acquired by Brandmakers in May of 1998. This company distributes an On Premise Communication system for various industries, but most notably for restaurants. The core product of this firm is the Coaster Call, a Guest Paging System from Long Range Systems. Such high profile restaurant chains as Applebee's, Ruby Tuesday, Bennigan's, Long Horn Steakhouse and Outback have recently adopted the Coaster Call as a system for organizing its patrons that are waiting for tables. When a guest arrives at one of these restaurants, they are handed a coaster. They are told that when this coaster lights up and vibrates, their table is ready and they should return to the Hostess Stand. The guest may take this coaster and wander through an adjoining mall or even leave the building, without fear of losing their place in the queue for fear of not hearing their names when they are called by the Hostess. The Coaster Call has become a popular mechanism for relieving stress among waiting restaurant patrons. It has also eliminated the crowding that occurs in a restaurants entry way. Finally, because the line is no longer visually apparent to a person entering the restaurant, the prospect of waiting for a table is more agreeable.

      Hospitality has been the number one sales organization for this system since the product was introduced three years ago, selling over 90% of all systems worldwide. Since its inception in 1988, the On Premise paging industry has realized sales growth of over $50 million per year. In addition to its "Coaster Call", Hospitality Innovators has other paging systems in use with companies such as Motorola, Long Range Systems, SIGnologies and Visiplex. Hospitality has sold systems to numerous churches, dental offices and doctors offices.

      Hospitality Innovators also has its headquarters in Lawrenceville, Georgia and still prides itself on maintaining a "small company feel" which permits contact with the owner on a daily basis. This philosophy has contributed to a very loyal customer base. Substantial growth is projected to come from the silent paging portion of this business this year, as well as from restaurants over the past two years. As of the end of October, 1998 the company had over 300 current customers.

      Washburn Illustration and Design For Brandmakers, the acquisition of this firm is seminal to our strategic brand recognition philosophy. Although web related, this division of brandmakers will also have carry over responsibililties in the areas of point of purchase and packaging design. Long standing clients of this firm include Coca Cola, McDonald's and Burger King.

GOVERNMENT REGULATION

     Brandmakers is not planning to install any Skill machines. If and when Brandmakers decides to go forward, a license will be required from the appropriate county in Georgia.

     With the exception of its Skill machines, the Company is not subject to any specific local laws or regulations other than the laws which pertain generally to all businesses. Similarly, the Company does not need any special permits or licenses for selling any of its other products [excluding its Skill machines], other than a normal vendor's license which would be required of all businesses. Previously, we have discussed the regulation of business on the Internet as part of our discussion of Mailstart. In summary, only the Skill machines will require the approval of a governmental agency before they can be placed into commercial operation.

ACQUISITION OPPORTUNITIES

     Other then a possible negotiations with Splash Media, Brandmakers is not actively pursuing acquisitions. No other discussions are underway at this time.


NO RELATED PARTIES

     There are no related party transactions and there is no potential for any related party transactions between the Company and Brandmakers. Although some assistance was requested and obtained from the Company for negotiations with its creditors, this task has been completed. No members of the Company's management or Board are being enlisted by Brandmakers to serve as either a Board Member or as a member of management once the merger is completed.

This has been an arms length transaction and neither the Company or Brandmakers has any knowledge of any dealings which have not been arms length transactions. Because of this, no independent appraisal of the business is being sought or deemed necessary.

     Neither the Company or Brandmakers is aware of any arrangements, agreements or understandings between any non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs.

     Neither the Company or Brandmakers is aware of any present potential that the Company may acquire or merge with a business or company in which the Company's promoters, management or affiliates or associates directly or indirectly have an ownership interest. There is no existing corporate policy regarding such transactions. If the need for such a policy arises, it will stipulate that all potential pecuniary benefits to these persons must be disclosed along with the identification of potential acquisition candidates, if known.

EXEMPTION FROM RULE 419

     As an existing Registrant under the Exchange Act, the Company's proposed activities are not subject to SEC Rule 419 which was adopted to strengthen the regulation of "blind pool" companies which Congress has found to have been common vehicles for fraud and manipulation in the penny stock market. The Company is not subject to Rule 419 because it is not offering stock to the public in an offering registered under the Securities Act. Accordingly, Stockholders are not entitled to the substantive protection provided by Rule 419.

INVESTMENT CO. ACT OF 1940

     The investment Company Act of 1940 was enacted to give the Securities and Exchange Commission the power to regulate companies primarily engaged in investing, reinvesting and trading in securities. This law dictates stipulates that the definition of an investment company incorporates within its scope an issuer which is or holds itself out as being primarily engaged in the business of investing, reinvesting or trading in securities; or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire investment securities having a value of 40% of the value of each issuer's total assets on an unconsolidated basis. Notwithstanding the above description, any issuer primarily engaged, directly or through a wholly owned subsidiary or subsidiaries, in a business or businesses other than that of investing, reinvesting, owning, holding or trading in securities. It is submitted that Brandmakers falls within this exception. Although conceivably Brandmakers could own or control 40% or more of the securities of its constituent businesses, none of these businesses are engaged in investing, reinvesting, owning, holding or trading in securities. Furthermore, Brandmakers' itself will be blocked from investing, reinvesting or trading in securities because of its control position and the applicability of the affiliate rule. Accordingly, as Brandmakers is presently configured, it would not become subject to the Investment Company Act of 1940.

DISCLOSURES REQUIRED FOR PENNY STOCKS

     The Company's Common Stock will be governed by the Securities Enforcement and Penny Stock Reform Act of 1990, as well as rules and regulations implement by the Securities and Exchange Commission pursuant to this Act. This statute, as supplemented by its implementing rules and regulations, imposes special burdens upon broker-delears when they are selling Penny Stocks (defined as stocks that cost $5.00 or less per share). For transactions covered by the Penny Stock rule, the broker-dealer must make a special suitability determination for the unaccredited purchaser and receive the purchaser's written agreement to the transaction prior to the sale. These additional sales practice burdens and requirements are not imposed upon broker-dealers when they sell such securities to persons that are established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse). Consequently, the Penny Stock rule may affect the ability of broker-dealers to sell the Company's securities and also may affect the ability of persons now owning or subsequently acquiring the Company's securities to resell such securities in any trading market that may develop. Although the Company's long term goals are to have its securities included in the National Association of Securities Dealers Automated Quotation System ('NASDAQ'), which would exempt such securities from the above rule, there is no assurance that the Company will meet the substantial NASDAQ financial requirements. There are no plans, proposals, arrangements or understandings with any person with regard to the development of a trading market in any of the Company's securities.

FEES TO BRANDMAKERS AND OTHERS

     Expense Reimbursement. To date, no cash compensation has been paid or accrued to Brandmakers or any of its officers, directors or consultants. Under the Plan, Brandmakers and its officers, directors and consultants will be entitled to reimbursement for the actual out-of-pocket expenses incurred in connection with the preparation of the Company's quarterly and annual reports to the Securities and Exchange Commission, the preparation and filing of the Company's reports under the Exchange Act and the negotiation of a business combination transaction, but they will not be entitled to any cash compensation in connection with services rendered prior to the closing of a business combination.

     Stock Issuance. Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement under the Securities Act to register 300,000 shares of Common Stock that will be issuable to persons designated by Brandmakers as compensation for services rendered in connection with the implementation of the Plan.

     Debenture Certificates For the past ten months, Brandmakers has been conducting due diligence on Smart Games Interactive and negotiating with the Company's creditors. In addition, Brandmakers will have to advance funds to attorneys, accountants and others for the preparation of reports required by the SEC. Brandmakers has already presented a proposal to the Company's Board of Directors and, subject to stockholder approval, this proposal has been favorably received. In return for the expenses which Brandmakers will have to advance to prepare for this business combination transaction and for the commitments which it must make to settle outstanding obligations with the Company's creditors, Brandmakers will be issued a Debenture Certificate (or Certificates). These Debenture Certificates will be convertible into Common Stock of the Company at the prevailing price for the stock of Smart Games Interactive when these financial disbursements commenced, which was equal to $0.04 (4 cents) per share. At the option of Brandmakers, these Debentures may be converted into Restricted Common Stock of the Company. Because of this convertibility feature, the Company will file a Form D and engage Rule 506 at the time these Debentures are issued.

                                  RISK FACTORS

     The Plan proposed by Brandmakers involves a high degree of risk. Stockholders should carefully consider the following factors, among others, before executing the form of Proxy enclosed herewith.

     No Recent Operating History. Smart Games has liabilities. Smart Games does not have any assets, management or ongoing operations and Smart Games has not engaged in any business activities since September, 1997. Even if the Brandmakers' Plan is approved by the Stockholders, Smart Games will be subject to all of the risks inherent in the commencement of a new business enterprise with new management. There can be no assurance that Smart Games will make the transition smoothly with Brandmakers or that Brandmakers will be profitable. Although Brandmakers and its officers, directors and consultants have had experience with respect to business acquisitions, Smart Games has no recent operating history to aid stockholders in making an informed judgment regarding the merits of the Plan. As of the date of this Proxy Statement, and qualified by the list of businesses above described, Smart Games has not entered into any arrangement for, nor is it presently negotiating with respect to, an acquisition of any operating business other than Brandmakers.

     No Specific Acquisition Plans. The Brandmakers' Plan includes a proposal to vest its officers, directors and consultants with the requisite authority to seek out and secure opportunities with privately-held firms and to act upon such opportunities with stockholder approval.

     Intense Competition. The Company is and will continue to be an insignificant participant in the business of seeking business opportunities. A large number of established and well-financed entities, including venture capital firms, have recently increased their merger and acquisition activities, especially among companies active in high technology fields. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying suitable acquisition candidates and concluding a business combination transaction.

     Dependence on Part-Time Management. Smart Games has no employees as of the date hereof. Accordingly, the Company's success will be largely dependent on the decisions made by its Directors, all of whom are working only part-time. Brandmakers and its officers, directors and consultants will not devote their full time to the affairs of the Company unless and until this Plan is approved by the Stockholders.

     Control of Combination Procedure by Brandmakers. A combination of the Company with another entity may be structured as a merger or consolidation or involve the direct issuance of the Company's Common Stock in exchange for the other company's stock or assets. The General Corporation Law of Delaware requires the affirmative vote of the holders of at least a majority of the outstanding shares of a Delaware corporation's capital stock to approve a merger or consolidation.

     No Market Maker. The Company's securities may be quoted on NASD's Electronic Bulletin Board which reports quotations by brokers or dealers making a market in particular securities. The Company has no agreement with any broker or dealer to act as a market maker for the Company's securities and there is no assurance that Brandmakers and its advisors will be successful in obtaining a market maker.

     No Assurance of Public Market Prior to this Proxy Statement There has been no public market for the Common Stock and there is no assurance that a public market will ever develop. If a trading market does in fact develop for the Common Stock, there is a possibility that it will not be sustained and Stockholders may have difficulty in selling their Common Stock in the future at any price.

     Possible Issuance of Additional Shares If the Plan is approved by the Stockholders, approximately 88% of the Company's authorized shares of Common Stock will remain unissued. After completion of a business combination, the Board of Directors of the combined companies will have the power to issue additional shares of Common Stock with stockholder approval.

     No Assurance of Dividends. The Company has not paid any dividends upon its Common Stock, and by reason of its present financial status and its contemplated financial requirements, does not contemplate paying any dividends in the foreseeable future.


                              ELECTION OF DIRECTORS

     Since the Company has not convened an annual meeting since August 21, 1996, the present members of the Company's Board are serving terms which have expired. It is necessary for the Company to appoint new directors. The nominees of Brandmakers are set forth as the slate recommended by the Company. None of the Company's present directors have indicated a desire to stand for an additional term. Accordingly, the slate of directors proposed by Brandmakers are also the only individuals that have indicated a desire to fill these positions. A brief account of the business experience and education follows of these nominees follows:

     Geoff Williams, age 54, Chairman and C.E.O., founded Brandmakers in 1992. Mr. Williams has been operating his own company since 1983, when he started G.
W. Leisure, Ltd. This company manufactured amusement machines and it was eventually sold to Manchester Leisure Ltd., then in turn by Greyhound Electronic Inc. At the time of this last acquisition, Mr. Williams was Chief Executive of Greyhound UK. Mr. Williams next formed Imperial Resources Inc. to allow his company to expand in the overseas market. In 1990, he developed "Clown A Round" and "Beat the Pro" leisure games for Star Manufacturing, USA. Mr. Williams moved to Atlanta from England in September of 1991 while still employed by Star Manufacturing as head of its new products. He has been a Fellow of the Import & Export Trade since 1987.

     Robert J. Palmquist, age 67, President, is a grauduate of the University of Nebraska with a degree in Business Administration and graduate work in economics and finance. For the past five years, he has been an executive with Brandmakers. Before becoming associated with Brandmakers, Mr. Palmquist served as Vice President for the national securities firm Hayden Stone, Inc. in the 1970's, as president of Professional Management Enterprise, his own management consulting firm in Burbank, California, and as president of Personal Investment Co., a real estate brokerage firm. From 1986 to 1991, Mr. Palmquist served as Executive Director of a charitable organization.

     Joy Williams, age 41, Secretary, has been the administrator and accountant for Brandmakers for the last five years. Prior to becoming associated with Brandmakers, Ms. Williams was assistant to the chief financial officer of a theatrical agent for 3 years, a partner in charge of all bookkeeping and payroll for an Italian Restaurant and a partner in several pubs in England with duties that included staff management and administration.

     Board and Committee Activity, Structure and Compensation. The Company does not currently have any standing committees which are presently functioning. However, it is expected that the Board will likely designate an Executive Committee, a Compensation Committee and an Audit Committee if the Brandmakers Plan is approved.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED.

     Directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock represented and voting at the Meeting, in person or by proxy.

     BRANDMAKERS ASKS ALL STOCKHOLDERS TO VOTE FOR THE ELECTION OF BRANDMAKERS' CANDIDATES TO SERVE AS DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST ONE OR MORE PROPOSALS OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                             PROPOSED REVERSE SPLIT

     At the date of this Proxy Statement, the Company has an aggregate of 12,648,244 shares of Common Stock issued and outstanding. Since (i) Brandmakers believes that the optimal capital structure will vest it with control over of 95% of the Company's Common Stock upon the completion of the business combination transaction contemplated between the Company and Brandmakers, Inc., and (ii) Brandmakers believes an ultimate capitalization in the 2,500,000 to 5,000,000 share range is appropriate for a small public Company and that a capitalization of 5,000,000 to 10,000,000 shares is appropriate for a larger Company, Brandmakers believes that it will be in the best interest of the Company and its Stockholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a reverse split and then issue 5,400,000 restricted shares and 300,000 registered shares to Brandmakers, Inc. as compensation for the acquisition of all of its operations. Brandmakers believes such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined companies, and reduce the market volatility of the Common Stock of the combined companies. These changes, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and larger brokerage firms. These goals, if achieved, are expected to enhance the Company's ability to raise additional equity capital, and attract new market makers and institutional stockholders.

     Brandmakers believes that the proposed reverse split will be beneficial to the Company by significantly reducing the number of issued and outstanding shares of Common Stock, reducing the expected level of price volatility, and otherwise stabilizing the anticipated market price of the Common Stock. Brandmakers also believes the proposed reverse split would increase the Company's posture and relative worth of its shares in the eyes of the investment community, although there is a risk that the market may not adjust the price of the Company's Common Stock by the ratio of a reverse split. Brandmakers is aware of instances where only modest price appreciation per share has resulted from a reverse stock split. Trading in the Common Stock thereafter will be at prices determined by supply and demand and prevailing market conditions, which will not necessarily result in the Common Stock of the Company maintaining a market price in proportion to the reverse split effected.

     The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Act. The proposed reverse split will not effect the registration of the Common Stock under the Act, and the Company has no present intention of terminating its registration under the Act in order to become a "private" company.

     Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of Common Stock. Accordingly, upon the Effective Date of a reverse split, each holder of record of new shares would be entitled to one vote for each new share held at each Meeting of the Stockholders in respect to any matter on which Stockholders have the right to vote. Stockholders have no cumulative voting rights, nor will they have the preemptive right to purchase any additional shares of Common Stock. Holders would be entitled to receive, when and as declared by the Company's Board of Directors, out of earnings and surplus legally available therefor, any dividends payable either in cash, in property or in shares of the capital stock of the Company.

     No fractional new shares will be issued. Each holder of less than forty-three shares will be issued one share in exchange for whatever number of shares, be it one or any other number up to forty-three, that they previously held. No stockholder will suffer the complete elimination of their stock due to this reverse split. If a stockholder holds only one share, under the directive noted herein, this shareholder will receive one share of stock in the surviving company.

     As soon as practical after the Effective Date of a reverse split, the Company will mail letters of transmittal to each holder of record of a stock certificate or certificates which represents issued shares of Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's transfer agent in exchange for the certificates representing the number of whole shares of new Common Stock into which the shares of Common Stock have been converted as a result of a reverse split. No payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's transfer agent.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED

     The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed reverse split. Stockholders have no right under Delaware law or the Certificate of Incorporation to dissent from a reverse split.

     BRANDMAKERS ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED REVERSE SPLIT. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED REVERSE SPLIT UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                         ISSUANCE OF COMPENSATION SHARES

     As part of its Plan, Brandmakers proposes to issue a total of 300,000 shares of Common Stock ("Compensation Shares") to individuals designated by Brandmakers as compensation for services rendered in connection with the implementation of the Plan. The purpose of this proposed grant of Compensation Shares is to increase the personal stake of the Grantees in the Company since the Company's long-term business objectives will be dependent in large part upon their efforts, expertise and abilities.

     Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement to register the 300,000 Compensation Shares under the Securities Act. Thereafter, the Compensation Shares will be issued from time to time to individuals designated by Brandmakers who have materially participated in the implementation of the Plan. Such shares will not, however, be issued to finders or for services rendered in a capital raising transaction.

     A Grantee will recognize income for federal tax purposes at the time the Compensation Shares are issued. In general, the amount of ordinary income recognized by a Grantee will equal the fair market value of the Compensation Shares on the date of grant. Gain or loss (if any) from a disposition of Compensation Shares after the Grantee recognizes ordinary income will generally constitute short or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the Grantee recognizes ordinary income on the Compensation Shares.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED

     The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed issuance of 300,000 Compensation Shares to persons designated by Brandmakers.


     BRANDMAKERS ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED ISSUANCE OF 300,000 COMPENSATION SHARES. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED ISSUANCE OF COMPENSATION SHARES UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.






                             APPROVAL OF NAME CHANGE
                         AND BUSINESS COMBINATION FORMAT

     In general, a business combination may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such as a statutory merger, are complex to negotiate and implement and require stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a reverse takeover. In a reverse takeover transaction, the stockholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the Public Company and due to the large number of public company shares that are customarily issued to stockholders of the privately-held company, those stockholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

     By using an existing public company, a privately-held concern that wants to establish a public market for its stock can start with an existing stockholder base. In addition, there are usually several brokers who will have an interest in the newly reorganized company because they have stock on their books.

     There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the stockholders and brokers associated with the public company, the stockholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal stockholders is essential to ensure that there are no unreported liabilities or other legal problems.

     In general, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital. If a privately-held company believes that substantial additional capital will be required within the next 6 to 12 months, a reverse takeover transaction may not be the best alternative.

     In connection with a business combination transaction, it is almost certain that management of the acquisition target will require the Company to change its name to one selected by the Board of Directors or stockholders of the acquisition target. Since it is also almost certain that the stockholders of the acquisition target will possess sufficient voting power to cause the Company to change its name after the acquisition, Brandmakers is seeking prior stockholder authorization for a change in the Company's name that is (i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Plan.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED

     Authorization of Name Change. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to authorize an amendment to the Company's Certificate of Incorporation to effect a Change in the Company's name that is
(i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Plan.

    BRANDMAKERS ASKS ALL STOCKHOLDERS TO APPROVE EACH OF THE FOREGOING PROPOSALS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST ONE OR MORE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shareholdings of those persons who own more than five percent of the Company's common stock as of the date of this
Report:

Name and Address                                           Shares Beneficially

      Percent of Class
of Beneficial Owner                                    Owned

Michael Taglich                                        1,050,966


Robert Taglich                                         1,050,966








    The above information is taken from the last filed 10-KSB for December 31, 1997. Neither the Transfer Agent nor Brandmakers has information which would indicate this information is still not the best available. Brandmakers believes that all of these individuals has sole investment and voting power with regard to the securities listed opposite his name.

                             ADDITIONAL INFORMATION

     The Board, upon the recommendation and with the financial assistance of Brandmakers, has engaged the public accounting firm of Harmon & Company, CPA, Inc. of Columbus, Ohio to audit the Company's financial statements for the period ending December 31, 1997 and December 31, 1998. A representative from the firm of Harmon & Company, CPA, Inc. will attend the meeting and be available to answer questions from stockholders.

     Additional materials enclosed herewith include copies of the Company's Annual Report on Form 10KSB for the year ended December 31, 1997 and December 31, 1998. The Form 10-KSB is incorporated herein by this reference and all disclosures herein relating to the Company and its management, business and financial condition are qualified in their entirety by reference to the Form 10-K.

     This solicitation is being conducted by Brandmakers,Inc. on behalf of Smart Games Interactive, Inc. There is no known opposition to the solicitation. In addition to solicitations by mail, Directors, officers and regular employees of Brandmakers may solicit proxies by telephone, telegram, fax or personal solicitation. Brokers, nominees, fiduciaries and other custodians will be instructed to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed for their expenses.

    The persons designated as proxies to vote shares at the Meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Brandmakers does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Meeting.

                                  ANNUAL REPORT

     The Annual Report on Form 10-KSB of the Company, including financial statements and schedules, may be obtained by any person without charge on written request to: Harmon & Company, CPA, Inc., at 6089 Frantz Road, Suite 103, Dublin, Ohio 43017.

                                              By Order of the Board of Directors


                                                               Nicholas J. Chuma
                                                                       Secretary

                                    ADDITION

Pro forma Balance Sheet combining balance sheet of Brandmakers, Inc. dated
4.30.99 with balance sheet of Smart Games dated 3/31/99.

                         ASSETS

CURRENT ASSETS
Cash                                              $  45,014
Accounts receivable, trade                          197,777
Accounts receivable, other                            1,450
Inventory                                            74,141
Prepaid expenses                                      4,431
                                                  ---------

         TOTAL CURRENT ASETS                        322,813
                                                  ---------

PROPERTY AND EQUIPMENT, at cost

Smart Games Furniture & Fixtures (net)                7,903
Furniture and fixtures                                8,171
Computers and office equipment                       65,857
Equipment                                            23,587
Trucks & Autos                                       33,495
                                                  ---------
                                                    139,013
Less accumulated depreciation                       (47,636)
                                                  ---------
                                                     91,377

OTHER ASSETS

Deposits                                             11,466

TOTAL ASSETS                                      $ 425,656

CURRENT LIABILITIES
Smart Games - Accrued Expenses                          633
Smart Games - Accounts Payable                      151,604
Current maturites of long-term debt                   2,408
Current portion of capital lease obligations         14,810
Accounts payable                                    168,310
Officer loan payable                                 10,108
Accrued payroll                                       9,157
Tenants deposits                                      1,556
Accrued income taxes                                 41,836
                                                  ---------

TOTAL CURRENT LIABILITIES                           400,422
                                                  ---------

LONG TERM DEBT                                        6,587
                                                  ---------

CAPITAL LEASE OBLIGATIONS                            17,930
                                                  ---------

DEFERRED INCOME TAXES                                 9,400
                                                  ---------

STOCK HOLDER'S EQUITY

Common stock, .0002 par value, 6,000,000 shares       1,200
After merger                                         (9,883)
Retained earnings                                    (8,683)
                                                  ---------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY        $ 425,656
--------------------------------------------------------------------

                                BRANDMAKERS, INC

                              FINANCIAL STATEMENTS

                            YEAR ENDED JUNE 30, 1998

                                     [LOGO]
                            SANTE, PHILMON & COMPANY
                          ----------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS

                                BRANDMAKERS, INC

                              FINANCIAL STATEMENTS

                            YEAR ENDED JUNE 30, 1998

                             CONTENTS
                                                   Page

INDEPENDENT AUDITORS' REPORT .....................   1

FINANCIAL STATEMENTS

         Balance Sheet ...........................   2

         Statement of Income .....................   3

         Statement of Retained Earnings ..........   4

         Statement of Cash Flows .................   5

         Notes to Financial Statements ...........   6

                                     [LOGO]
                            SANTI, PHILMON & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Mr. Geoffrey Williams, President
Brandmakers, Inc.
Lawrenceville, Georgia


We have audited the accompanying balance sheet of Brandmakers, Inc. (a Georgia corporation) as of June 30, 1998 and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the physical inventory (stated at $24,452) taken as of June 30, 1997, since that date was prior to our initial engagement as auditors for the Company, and the Company's records do not permit adequate retroactive tests of inventory quantities.

In our opinion, except for the affects of such adjustments, if any, as might be determined to be necessary in the statements of income, retained earnings, and cash flows had we been able to observe the physical inventory taken June 30 1997, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Brandmakers, Inc. as of June 30, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



     /s/ Santi, Philmon & Company


Santi, Philmon & Company
Duluth, Georgia

June 10, 1999

--------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDER'S EQUITY


CURRENT LIABILITIES

         Accounts payable                           $103,603
         Officer loan payable                          7,608
         Accrued and withheld payroll taxes            3,147
         Accrued interest                                283
         Accrued income taxes                         24,836
                                                    --------

              TOTAL CURRENT LIABILITIES              139,477
                                                    --------

DEFERRED INCOME TAXES                                  6,400
                                                    --------

STOCKHOLDER'S EQUITY

         Common stock, no par value, 1,000 shares
          authorized, 100 issued and outstanding         100
         Retained earnings                            74,007
                                                    --------
                                                      74,107
                                                    --------



================================================================================
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY          $219,984
================================================================================

                               BRANDMAKERS, INC.
                              STATEMENT OF INCOME
                            YEAR ENDED JUNE 30, 1998

================================================================================

REVENUES                                    $ 1,747,717

COST OF REVENUES EARNED                       1,270,568
                                            -----------

GROSS PROFIT                                    477,149
                                            -----------

OPERATING EXPENSES
         Advertising and promotion               16,686
         Auto expenses                            7,980
         Bank charges                               246
         Depreciation                            11,158
         Dues and subscriptions                     453
         Insurance                                9,827
         Meals and entertainment                  8,435
         Miscellaneous                              358
         Office expenses                         12,509
         On-line                                    413
         Professional fees                       19,835
         Rent                                    23,831
         Repairs and maintenance                  4,424
         Research and development                25,534
         Salaries                               139,454
         Supplies                                 8,670
         Taxes - payroll                          8,669
         Taxes and licenses                       5,072
         Telephone                               12,467
         Travel                                  22,350
                                            -----------

               TOTAL OPERATING EXPENSES         338,371
                                            -----------

OPERATING INCOME                                138,778

OTHER INCOME (EXPENSE)
         Interest income                          3,129
         Interest expense                        (1,915)
                                            -----------

INCOME BEFORE TAXES                             139,992
                                            -----------

PROVISION FOR INCOME TAXES
         Current                                 24,836
         Deferred                                 6,400
                                            -----------

               TOTAL INCOME TAX PROVISION        31,236
                                            -----------
NET INCOME                                  $   108,756
                                            ===========

The accompanying notes are an integral part of these financial statements.

                               BRANDMAKERS, INC.
                         STATEMENT OF RETAINED EARNINGS
                            YEAR ENDED JUNE 30, 1998

================================================================================

BALANCE AT BEGINNING OF YEAR   $ (34,749)
    Net income                   108,756
                               ---------
BALANCE AT END OF YEAR         $  74,007
                               =========

The accompanying notes are an integral part of these financial statements.

                               BRANDMAKERS, INC.
                            STATEMENT OF CASH FLOWS
                            YEAR ENDED JUNE 30, 1998

================================================================================


CASH FLOWS FROM OPERATING ACTIVITIES
         Net income                               $ 108,756
Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
         Depreciation                                11,158
         Deferred income tax expense (benefit)        6,400
(Increase) Decrease in:
         Accounts receivable, trade                  18,574
         Inventory                                   (1,363)
         Prepaid expenses                           (12,339)
         Other current assets                           348
         Deposits                                    (5,820)
Increase (Decrease) in:
         Accounts payable                            16,601
         Accrued and withheld payroll taxes          (1,057)
         Accrued interest                               283
         Accrued income taxes                        24,836
         Other current liabilities                   (7,618)
                                                  ---------

         Net cash provided by operations            158,759
                                                  ---------


CASH FLOWS FROM INVESTING ACTIVITIES
         Purchase of property and equipment         (63,062)
         Decrease in officer loan payable           (18,609)
         Decrease in related party payable          (15,244)
                                                  ---------

         Net cash used by investing activities      (96,915)
                                                  ---------

NET INCREASE IN CASH                                 61,844

         CASH BALANCE AT BEGINNING OF YEAR           36,315
                                                  ---------

         CASH BALANCE AT END OF YEAR              $  98,159
                                                  =========

SUPPLEMENTAL DISCLOSURES

         Interest paid                            $   1,632
                                                  =========

         Income taxes paid                        $   9,300
                                                  =========


The accompanying notes are an integral part of these financial statements..

                               BRANDMAKERS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of BRANDMAKERS, INC. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

1.   PRINCIPAL BUSINESS ACTIVITY AND REPORTING PERIOD
     Brandmakers, Inc. (the "Company") is a Georgia corporation which assembles coin operated entertainment and product machines. Through its various divisions, the Company also provides on premise communication systems, graphic art packaging and point of purchase design, and universal web based Internet services.

2.   BASIS OF ACCOUNTING
     The Company prepares its financial statements and income tax returns on the accrual method of accounting.

3.   CASH
     Cash includes checking and interest bearing money market savings accounts.

4.   ALLOWANCE FOR BAD DEBTS
     The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.


5.   INVENTORY
     Inventory is stated at the lower of cost (first-in, first out) or market.

6.   PROPERTY AND EQUIPMENT
     Property and equipment are stated at cost. Depreciation is computed for financial reporting purposes principally using the 200% double-declining balance method over the estimated useful lives of the assets, generally five years.

7.   INCOME TAXES
     Income taxes are provided for the effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

8.   USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

                               BRANDMAKERS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

================================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

9.   LONG-LIVED ASSETS
     Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount and fair value of the asset and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. For the year ended June 30, 1998, no adjustments in the carrying amount of long-lived assets were deemed necessary.


10.  ADVERTISING COSTS
     Advertising and promotion costs are expensed as incurred.


NOTE B - INVENTORY

Inventory at June 30, 1998 was as follows:

         Vending machine cabinets and components         $25,815
                                                         =======

NOTE C - PROVISION FOR INCOME TAXES

Provision for income taxes consisted of the following:
        Federal:
         Current                                         $19,348
         Deferred                                          5,000
                                                         -------
                                                          24,348
                                                         -------

        State:
         Current                                           5,488
                                                         -------
         Deferred                                          1,400
                                                         -------
                                                           6,888
                                                         -------

                    Total income tax provision           $31,236
                                                         =======

NOTE D - CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company occasionally maintains deposits in financial institutions in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concentration of credit risk requiring disclosure regardless of degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions. $15,600 of the Company's trade receivables were due from the Company's largest customer. This customer accounted for $1,292,959 of the Company's net revenues.

The Company is primarily affected by the general economic conditions of the southeast United States and the entertainment and leisure industries.

                               BRANDMAKERS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

================================================================================

NOTE E - COMMITMENTS

1.   MERGER WITH SMART GAMES INTERACTIVE, INC.
     The Company has proposed a reverse merger with Smart Games Interactive, Inc., a publicly traded company. The merger is subject to the rules and regulations of the Securities and Exchange Commission and the approval of the creditors and stockholders of Smart Games Interactive, Inc. This merger would increase the Company's current liabilities by $155,000.

2.   LEASING TRANSACTIONS
     The Company leases office space under a noncancelable operating lease. Lease expense for the year ended June 30, 1998 was $19,430. Remaining future minimum lease payments required under this lease are $20,229 for the year ended June 30, 1999, which is when the lease expires.

                               BRANDMAKERS, INC.

                              FINANCIAL STATEMENTS

                        TEN MONTHS ENDED APRIL 30, 1999


                                     [LOGO]
                            SANTI, PHILMON & COMPANY
                          ----------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS

                                BRANDMAKERS, INC.

                              FINANCIAL STATEMENTS

                        TEN MONTHS ENDED APRIL 30, 1999

                          CONTENTS
                                                    Page

INDEPENDENT AUDITORS' REPORT .....................   1

FINANCIAL STATEMENTS

         Balance Sheet ...........................   2

         Statement of Income .....................   3

         Statement of Retained Earnings ..........   4

         Statement of Cash Flows .................   5

         Notes to Financial Statements ...........   6

                                     [LOGO]

                            SANTI, PHILMON & COMPANY
                          ----------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS



                          Independent Auditors' Report
                          ----------------------------



Mr. Geoffrey Williams, President
Brandmakers, Inc.
Lawrenceville, Georgia


We have audited the accompanying balance sheet of Brandmakers, Inc. (a Georgia corporation) as of April 30, 1999, and the related statements of income, retained earnings and cash flows for the ten months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brandmakers, Inc. as of April 30, 1999, and the results of its operations and its cash flows for the ten months then ended in conformity with generally accepted accounting principles.


     /s/ Santi, Philmon & Company


Santi, Philmon & Company
Duluth, Georgia

June 10, 1999

================================================================================

                      LIABILITIES AND STOCKHOLDER'S EQUITY


CURRENT LIABILITIES
         Current maturities of long-term debt           $  2,408
         Current portion of capital lease obligations     14,810
         Accounts payable                                168,310
         Officer loan payable                             10,108
         Accrued payroll                                   9,157
         Tenants deposits                                  1,556
         Accrued income taxes                             41,836
                                                        --------

         TOTAL CURRENT LIABILITIES                       248,185
                                                        --------
LONG-TERM DEBT                                             6,587
                                                        --------

CAPITAL LEASE OBLIGATIONS                                 17,930
                                                        --------

DEFERRED INCOME TAXES                                      9,400
                                                        --------

STOCKHOLDER'S EQUITY

Common stock, no par value, 1,000 shares
          authorized, 100 issued and outstanding             100
         Retained earnings                               135,551
                                                        --------
                                                         135,651
                                                        --------

================================================================
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY              $417,753
================================================================

                               BRANDMAKERS, INC.
                              STATEMENT OF INCOME
                        TEN MONTHS ENDED APRIL 30, 1999

================================================================================

REVENUES                                    $ 1,709,151

COST OF REVENUES EARNED                         966,003
                                            -----------

GROSS PROFIT                                    743,148
                                            -----------

OPERATING EXPENSES
         Advertising and promotion               19,028
         Auto expenses                           17,329
         Bank charges                               389
         Depreciation                            27,219
         Dues and subscriptions                     427
         Insurance                               17,395
         Meals and entertainment                  7,527
         Miscellaneous                              146
         Office expenses                         18,698
         On-line                                    515
         Professional fees                       44,754
         Rent                                    65,610
         Repairs and maintenance                 10,256
         Research and development                 9,357
         Salaries                               347,658
         Supplies                                13,242
         Taxes - payroll                         31,294
         Taxes and licenses                       1,420
         Telephone                               24,010
         Travel                                  18,478
                                            -----------

               TOTAL OPERATING EXPENSES         674,752
                                            -----------

OPERATING INCOME                                 68,396
                                            -----------

OTHER INCOME (EXPENSE)
         Rental income                           14,427
         Interest income                          1,469
         Interest expense                        (2,678)
                                            -----------

INCOME BEFORE TAXES                              81,614
                                            -----------

PROVISION FOR INCOME TAXES
         Current                                 17,070
         Deferred                                 3,000
                                            -----------

               TOTAL INCOME TAX PROVISION        20,070
                                            -----------

NET INCOME                                  $    61,544
                                            ===========

The accompanying notes are an integral part of these financial statements.

                               BRANDMAKERS, INC.
                         STATEMENT OF RETAINED EARNINGS
                        TEN MONTHS ENDED APRIL 30, 1999

================================================================================

BALANCE AT BEGINNING OF YEAR   $ 74,007

    Net income                   61,544
                               --------

BALANCE AT APRIL 30, 1999      $135,551
                               ========


   The accompanying notes are an integral part of these financial statements.
                                       4

                               BRANDMAKERS, INC.
                            STATEMENT OF CASH FLOWS
                        TEN MONTHS ENDED APRIL 30, 1999

================================================================================

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                     $  61,544
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation                                      27,219
   Deferred income tax expense (benefit)              3,000
(Increase) Decrease in:
   Accounts receivable, trade                      (177,534)
   Accounts receivable, other                        (1,450)
   Inventory                                        (48,326)
   Prepaid expenses                                   7,908
   Deposits                                          (4,061)
Increase (Decrease) in:
   Accounts payable                                  64,707
   Accrued and withheld income taxes                 (3,147)
   Accrued payroll                                    9,157
   Accrued interest                                    (283)
   Tenants deposits                                   1,556
   Accrued income taxes                              17,000
                                                  ---------

   Net cash used by operations                      (42,710)
                                                  ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                (4,023)
   Increase in officer loan payable                   2,500
                                                  ---------

   Net cash used by investing activities             (1,523)
                                                  ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Principal payments on long-term debt              (1,645)
   Reduction in capitalized leases                   (7,267)
                                                  ---------

   Net cash used by financing activities             (8,912)
                                                  ---------

NET INCREASE (DECREASE) IN CASH                     (53,145)

   CASH BALANCE AT BEGINNING OF YEAR                 98,159
                                                  ---------

   CASH BALANCE AT APRIL 30, 1999                 $  45,014
                                                  =========

SUPPLEMENTAL DISCLOSURES
   Interest paid                                  $   2,961
                                                  =========
   Income taxes paid                              $      70
                                                  =========

   The accompanying notes are an integral part of these financial statements..

                               BRANDMAKERS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999

================================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of BRANDMAKERS, INC. is presented to assist in under- standing the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

1.   PRINCIPAL BUSINESS ACTIVITY AND REPORTING PERIOD
     Brandmakers, Inc. (the "Company") is a Georgia corporation which assembles coin operated entertainment and product machines. Through its various divisions, the Company also provides on premise communication systems, graphic art packaging and point of purchase design, and universal web based Internet services.

2.   BASIS OF ACCOUNTING
     The Company prepares its financial statements and income tax returns on the accrual method of accounting.

3.   CASH
     Cash includes checking and interest bearing money market savings accounts.

4.   ALLOWANCE FOR BAD DEBTS
     The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

5.   INVENTORY
     Inventory is stated at the lower of cost (first-in, first out) or market

6.   PROPERTY AND EQUIPMENT
     Property and equipment are stated at cost. Depreciation is computed for financial reporting purposes principally using the 200% double-declining balance method over the estimated useful lives of the assets, generally five years.

7.   INCOME TAXES
     Income taxes are provided for the effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

8.   USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

                               BRANDMAKERS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999

================================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

9.   LONG-LIVED ASSETS

     Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount and fair value of the asset and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. For the ten months ended April 30, 1999, no adjustments in the carrying amount of long lived assets were deemed necessary.

10.  ADVERTISING COSTS

     Advertising and promotion costs are expensed as incurred.


NOTE B - INVENTORY

Inventory at April 30, 1999 was as follows:
         Vending machine cabinets and components         $40,152
         Finished goods                                   33,989
                                                         -------
                                                         $74,141
                                                         =======

NOTE C - PROVISION FOR INCOME TAXES

Provision for income taxes consisted of the following:
       Federal:
         Current                                         $12,070
         Deferred                                          2,100
                                                         -------
                                                          14,170
                                                         -------

       State:
         Current                                           5,000
         Deferred                                            900
                                                         -------
                                                           5,900
                    Total income tax provision           $20,070
                                                         =======

NOTE D - CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company occasionally maintains deposits in financial institutions in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concentration of credit risk requiring disclosure regardless of degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions. $127,484 of the Company's trade receivables were due from the Company's five largest customers. One customer accounted for $756,286 of the Company's net revenues.

The Company is primarily affected by the general economic conditions of the southeast United States and the entertainment and leisure industries.

7
                                BRANDMAKERS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999

================================================================================

NOTE E - LONG-TERM DEBT

Long-term debt at April 30, 1999 is summarized as follows:

Retail installment contract payable $263 monthly, including
interest at 9.5%, due September 2002. Secured by
underlying equipment                                                           $ 8,995

         Less current portion                                                   (2,408)
                                                                               -------

                                                                               $ 6,587
                                                                               =======
Maturities of long-term debt for each of the next five years are as follows:
     Twelve months ending April 30
     -----------------------------
               2000                                                            $ 2,408
               2001                                                              2,646
               2002                                                              2,909
               2003                                                              1,032
                                                                               -------

                                                                               $ 8,995
                                                                               =======

NOTE F - CAPITAL LEASES

During the ten-months ended April 30, 1999, the Company acquired computer equipment under capital leases. The leases expire within the next three years. The capitalized lease obligations have been recorded as computers and office equipment with a cost of $40,007. The future minimum lease payments at April 30, 1999 are as follows:

Twelve months ending April 30,
------------------------------

        2000                                  $ 20,846
        2001                                    15,887
        2002                                     2,515
                                              --------
                                                39,248
Less amount representing interest               (6,508)
                                              --------
Present value of net minimum lease payments   $ 32,740
                                              ========

                               BRANDMAKERS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999

================================================================================

NOTE G - COMMITMENTS

1.   MERGER WITH SMART GAMES INTERACTIVE, INC.
     The Company has proposed a reverse merger with Smart Games Interactive, Inc., a publicly traded company. The merger is subject to the rules and regulations of the Securities and Exchange Commission and the approval of the creditors and stockholders of Smart Games Interactive, Inc. This merger would increase the Company's current liabilities by $155,000.

2.   LEASING TRANSACTIONS
     The Company leases office space under a noncancelable operating lease. Lease expense for the ten months ended April 30, 1999 was $65,610. Remaining future minimum lease payments required under this lease are $38,122 for the twelve months ending April 30, 2000 and $7,500 for the three months ending July 31, 2000, which is when the lease expires.

     The Company subleases office space to unaffiliated lessees. Future minimum rents receivable under this arrangement are $3,112 for the two months ending June 30, 1999, which is when the lease expires.


NOTE H - CONTINGENCY

The Company has entered into an agreement with Miles Rubber & Supply Company, Inc., a creditor of Smart Games Interactive, Inc. The Company has taken possession of all known Smart Games Interactive, Inc. inventory. This inventory is subject to a Uniform Commercial Code lien filed by Miles Rubber. Under the agreement, the Company paid Miles Rubber $3,500 for the portion of the inventory that is usable by the Company. The Company has rescinded the remainder of the agreement because of a delay in the merger. The balance of the inventory remains subject to the UCC lien and is not recorded in these financial statements.

NOTE I - CASH FLOW DISCLOSURES

Noncash transactions for the ten months ended April 30, 1999 included the following;

1.   Equipment purchased by issuance of long-term debt of $10,640.

2.   Computers and office equipment obtained under capital lease of $40,007.

                        PROXY - SMART GAMES INTERACTIVE
               Annual Meeting of Shareholders - October 9, 1997

     The undersigned hereby appoints Nicholas J. Chuma, and grants him with full power to appoint his substitute, attorneys and proxies to represent the shareholder and to vote and act with respect to all shares that the shareholder would be entitled to vote on all matters which come before the annual meeting of shareholders of Smart Games Interactive referred to above and at any adjournment of that meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, THE SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER, INCLUDING SUBSTITUTION OF DIRECTOR NOMINEES, WHICH MAY COME BEFORE THE MEETING.

               (Continued and to be signed on the reverse side.)

                    FOR   WITHHELD   Nomination: Geoff Williams,
1. Election of      [ ]     [ ]                  Robert J. Palmquist,                               FOR      AGAINST    ABSTAIN
   Directors                                     Jay Williams             2. Proposed and Reverse   [ ]        [ ]        [ ]
                                                                             Split


                                                                                                    FOR      AGAINST    ABSTAIN
                                                                          3. Issuance of            [ ]        [ ]        [ ]
                                                                             Compensation Shares


                                                                                                    FOR      AGAINST    ABSTAIN
                                                                          4. Approval of Name       [ ]        [ ]        [ ]
                                                                             Change and Business
                                                                             Combination Format




SIGNATURE(S) ____________________________________________ DATE ________ , 1999
NOTE: Please sign exactly as your name appears on this proxy. If signed for estates, trust, or corporations, title or capacity should be stated.
      If shares are held jointly, each holder should sign.
